Exhibit 24(b)(13):  Powers of Attorney

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Brian H. Buckley, J. Neil McMurdie, Megan A. Huddleston,
   Julie Rockmore and Justin Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-130827	333-162593
033-61897	033-75992	033-81216	333-109622	333-130833	333-166370
033-64277	033-75996	333-01107	333-109860	333-133157	333-167182
033-75248	033-75998	333-09515	333-129091	333-133158	333-167680
033-75962	033-76002	333-27337	333-130822	333-134760	333-200435
033-75974	033-76004	333-56297	333-130825	333-153730
033-75980	033-76018	333-72079	333-130826	333-162420

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 10th day of April, 2015, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Rodney O. Martin, Jr.

Rodney O. Martin, Jr., Director

Notary

State of New York

County of New York

On the 10th day of April in the year 2015, before me, the undersigned, personally appeared Rodney O. Martin, Jr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Pier Tisdel Notary Public	Pier Tisdel Notary Public, Kings County No. 01TI6115336 Qualified in Kings County Certificate Filed in New York County Commission Expires September 7, 2016.

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Brian H. Buckley, J. Neil McMurdie, Megan A. Huddleston,
Julie Rockmore and Justin Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-134760	333-203619
033-61897	033-75992	033-81216	333-109622	333-153730	333-203643
033-64277	033-75996	333-01107	333-109860	333-162593	333-203644
033-75248	033-75998	333-09515	333-129091	333-167182	333-203645
033-75962	033-76002	333-27337	333-130822	333-167680	333-203646
033-75974	033-76004	333-56297	333-130825	333-200435
033-75980	033-76018	333-72079	333-130826	333-203610

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 6th day of August, 2015, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Charles P. Nelson

Charles P. Nelson, President and Director

Witness & Notary

Attested and subscribed in the presence of the principal and subsequent to the principal subscribing same:

First Witness signs:  /s/ Mary L. Grimaldi                                        Second Witness Signs:  /s/ Cheryl Shelton

Printed name of witness:  Mary L. Grimaldi                                  Printed name of witness:  Cheryl Shelton

State of Connecticut)

County of Hartford  )  ss:  at Windsor on August 6, 2015.

Personally Appeared Charles P. Nelson, Signer and Sealer of the foregoing instrument, and acknowledged the same to be his free act and deed, before me.

/s/ Nicole L. Molleur Notary Public	Nicole L. Molleur Notary Public, State of Connecticut Commission Expires November 30, 2019

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Brian H. Buckley, J. Neil McMurdie, Megan A. Huddleston,
   Julie Rockmore and Justin Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-130827	333-162593
033-61897	033-75992	033-81216	333-109622	333-130833	333-166370
033-64277	033-75996	333-01107	333-109860	333-133157	333-167182
033-75248	033-75998	333-09515	333-129091	333-133158	333-167680
033-75962	033-76002	333-27337	333-130822	333-134760	333-200435
033-75974	033-76004	333-56297	333-130825	333-153730
033-75980	033-76018	333-72079	333-130826	333-162420

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 13th day of April, 2015, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Steven T. Pierson

Steven T. Pierson, Senior Vice President and Chief Accounting Officer

Statement of Witness

On the date written above, the principal declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed or directed another to sign for him, and that he executed it as his free and voluntary act for the purposes therein expressed.

/s/ Joseph D. Horan	Signature of Witness #1
Joseph D. Horan	Printed or typed name of Witness #1
Voya Financial, 5780 Powers Ferry Rd., NW	Address of Witness #1
Atlanta, GA 30327

/s/ Karen K. Blair	Signature of Witness #2
Karen K. Blair	Printed or typed name of Witness #2
Voya Financial, 5780 Powers Ferry Rd., NW	Address of Witness #2
Atlanta, GA 30327

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Brian H. Buckley, J. Neil McMurdie, Megan A. Huddleston,
   Julie Rockmore and Justin Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-130827	333-162593
033-61897	033-75992	033-81216	333-109622	333-130833	333-166370
033-64277	033-75996	333-01107	333-109860	333-133157	333-167182
033-75248	033-75998	333-09515	333-129091	333-133158	333-167680
033-75962	033-76002	333-27337	333-130822	333-134760	333-200435
033-75974	033-76004	333-56297	333-130825	333-153730
033-75980	033-76018	333-72079	333-130826	333-162420

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 6 day of April, 2015, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Chetlur S. Ragavan

Chetlur S. Ragavan, Director

Notary

State of New York

County of New York

On the 6th day of April in the year 2015, before me, the undersigned, personally appeared Chetlur S. Ragavan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Pier Tisdel Notary Public	Pier Tisdel Notary Public, Kings County No. 01TI6115336 Qualified in Kings County Certificate Filed in New York County Commission Expires September 7, 2016.

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Brian H. Buckley, J. Neil McMurdie, Megan A. Huddleston,
   Julie Rockmore and Justin Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-130827	333-162593
033-61897	033-75992	033-81216	333-109622	333-130833	333-166370
033-64277	033-75996	333-01107	333-109860	333-133157	333-167182
033-75248	033-75998	333-09515	333-129091	333-133158	333-167680
033-75962	033-76002	333-27337	333-130822	333-134760	333-200435
033-75974	033-76004	333-56297	333-130825	333-153730
033-75980	033-76018	333-72079	333-130826	333-162420

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 6 day of April, 2015, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Michael S. Smith

Michael S. Smith, Director

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Brian H. Buckley, J. Neil McMurdie, Megan A. Huddleston,
Julie Rockmore and Justin Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-134760	333-203619
033-61897	033-75992	033-81216	333-109622	333-153730	333-203643
033-64277	033-75996	333-01107	333-109860	333-162593	333-203644
033-75248	033-75998	333-09515	333-129091	333-167182	333-203645
033-75962	033-76002	333-27337	333-130822	333-167680	333-203646
033-75974	033-76004	333-56297	333-130825	333-200435
033-75980	033-76018	333-72079	333-130826	333-203610

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 10th day of August, 2015, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Libby Soong

Libby J. Soong, Vice President and Chief Financial Officer

Witness & Notary

Attested and subscribed in the presence of the principal and subsequent to the principal subscribing same:

First Witness signs:  /s/ Mark McKinniss                                         Second Witness Signs:  /s/ Cheryl Shelton

Printed name of witness:  Mark M. McKinniss                              Printed name of witness:  Cheryl Shelton

State of Connecticut)

County of Hartford  )  ss:  at Windsor on August 10, 2015.

Personally Appeared Libby J. Soong, Signer and Sealer of the foregoing instrument, and acknowledged the same to be his free act and deed, before me.

/s/ Nicole L. Molleur Notary Public	Nicole L. Molleur Notary Public, State of Connecticut Commission Expires November 30, 2019

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  Brian H. Buckley, J. Neil McMurdie, Megan A. Huddleston,
   Julie Rockmore and Justin Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-130827	333-162593
033-61897	033-75992	033-81216	333-109622	333-130833	333-166370
033-64277	033-75996	333-01107	333-109860	333-133157	333-167182
033-75248	033-75998	333-09515	333-129091	333-133158	333-167680
033-75962	033-76002	333-27337	333-130822	333-134760	333-200435
033-75974	033-76004	333-56297	333-130825	333-153730
033-75980	033-76018	333-72079	333-130826	333-162420

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 7th day of April, 2015, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Ewout L. Steenbergen

Ewout L. Steenbergen, Director

Notary

State of New York

County of New York

On the 7th day of April in the year 2015, before me, the undersigned, personally appeared Ewout L. Steenbergen, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Pier Tisdel Notary Public	Pier Tisdel Notary Public, Kings County No. 01TI6115336 Qualified in Kings County Certificate Filed in New York County Commission Expires September 7, 2016.